SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.------)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            MONITREND MUTUAL FUND
                            ---------------------
               (Name of Registrant as Specified in its Charter)

                            MONITREND MUTUAL FUND
                            ---------------------

               (Name of person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box): (Not Applicable)

[ ]  $125 per Excange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
     or Item 22(a) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1).

     4)  Proposed maximum aggregate value of transaction:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

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     4)  Date Filed: 11/22/96


                  IMPORTANT NOTICE -- PLEASE READ IMMEDIATELY
                  -------------------------------------------

                             MONITREND MUTUAL FUND
                          1299 Ocean Avenue, Suite 210
                            Santa Monica, CA  90401

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 13, 1996
                         ------------------------------

TO THE SHAREHOLDERS OF MONITREND MUTUAL FUND:

  The purpose of this Notice is to tell you that a Special Meeting of Shareholders of MONITREND MUTUAL FUND (the "Trust") will be:

PLACE:   held at 1299 Ocean Avenue, Suite 210, Santa Monica, California.

TIME:    on Friday, the 13th day of December, 1996, at 8:30 A.M. local time.

PURPOSES: for the following purposes:

  1. With respect to the shareholders of all of the Monitrend Mutual Funds (i.e. the PIA Adjustable Rate Fund, the Gaming & Leisure Fund, the Growth & Income Fund, the Government Income Fund, the Gold Fund, the Technology Fund and the Growth Fund), to elect five (5) trustees to serve an indefinite term until their respective successors are chosen and have qualified (Proposal No. 1);

  2.(a) With respect to the shareholders of the PIA Adjustable Rate Fund, to consider and act upon proposals to approve:

        (i) a change in the investment objective of the PIA Adjustable Rate Fund (Proposal No. 2(a)(i));

        (ii) a change in the investment restrictions of the PIA Adjustable Rate Fund to permit it to purchase and sell futures contracts on debt securities and purchase and write put and call options on debt securities and futures contracts on debt securities (Proposal No. 2(a)(ii));

  2.(b) With respect to the shareholders of the Gaming & Leisure Fund, to consider and act upon proposals to approve:

        (i) a change in the investment objective of the Gaming & Leisure Fund and related change in its investment restrictions to require it to concentrate its investments in the group of industries constituting the biotechnology sector (Proposal No. 2(b)(i));

        (ii) a change in the investment restrictions of the Gaming & Leisure Fund to permit it to effect short sales (Proposal No. 2(b)(ii));

        (iii) a change in the investment restrictions of the Gaming & Leisure Fund to permit it to purchase restricted securities (Proposal No. 2(b)(iii));

        (iv) a change in the investment restrictions of the Gaming & Leisure Fund to permit it to purchase foreign securities and currencies (Proposal No. 2(b)(iv));

        (v) a change in the investment restrictions of the Gaming & Leisure Fund to permit it to lend its portfolio securities (Proposal No. 2(b)(v));

  2.(c) With respect to the shareholders of the Growth & Income Fund, to consider and act upon proposals to approve:

        (i) a change in the investment restrictions of the Growth & Income Fund to permit it to effect short sales (Proposal No. 2(c)(i));

        (ii) a change in the investment restrictions of the Growth & Income Fund to permit it to purchase restricted securities (Proposal No. 2(c)(ii));

        (iii) a change in the investment restrictions of the Growth & Income Fund to permit it to purchase and write put and call options and purchase and sell futures contracts on stock indices and debt securities (Proposal No. 2(c)(iii));

        (iv) a change in the subclassification of the Growth & Income Fund from that of a "diversified company" to that of a "non-diversified company" (Proposal No. 2(c)(iv));

  2.(d) With respect to the shareholders of the Government Income Fund to consider and act upon a proposal to approve a change in the investment restrictions of the Government Income Fund to permit it to purchase foreign securities and currencies (Proposal No. 2(d));

  2.(e) With respect to the shareholders of the Gold Fund, to consider and act upon proposals to approve:

        (i) a change in the investment restrictions of the Gold Fund to permit it to purchase restricted securities (Proposal No. 2(e)(i));

        (ii) a change in the investment restrictions of the Gold Fund to permit it to purchase gold, silver, platinum and palladium (Proposal No. 2(e)(ii));

  3. With respect to the shareholders of each of the PIA Adjustable Rate Fund, the Gaming & Leisure Fund, the Growth & Income Fund, the Government Income Fund, the Gold Fund, the Technology Fund and the Growth Fund to act upon a proposal to approve new Investment Advisory Agreements between the Trust and the respective proposed investment advisers of the Monitrend Mutual Funds (i.e. the PIA Adjustable Rate Fund - Pacific Income Advisers, Inc., the Gaming & Leisure Fund - Murphy Investment Management, Inc., the Growth & Income Fund - Murphy Investment Management, Inc., the Government Income Fund - Pacific Income Advisers, Inc., the Gold Fund - Orrell and Company, Inc., the Technology Fund - Murphy Investment Management, Inc. and the Growth Fund - Pacific Income Advisers, Inc.) applicable to the respective Monitrend Mutual Funds (Proposal Nos. 3(a), 3(b), 3(c), 3(d), 3(e), 3(f) and 3(g));

  4. With respect to the shareholders of the Government Income Fund to act upon a proposal to approve a new Sub-Advisory Agreement between PIA and Camborne Advisors, Inc. applicable only to the Government Income Fund (Proposal No. 4).

  5. To transact such other business as may properly come before the meeting or any adjournments thereof.

WHO CAN
VOTE:    Only shareholders of record of the Trust at the close of business on
September 17, 1996, the record date for this meeting, shall be entitled to notice of and to vote at the meeting or any adjournments thereof. The number of shares of each Fund of the Trust held by you on our records on the record date determines the number of shares you may vote at the meeting with respect to matters to be voted on by a particular Fund.

  IF YOU DO NOT EXPECT TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE.
SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE TRUST IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED. TO AVOID UNNECESSARY EXPENSE TO THE TRUST, WE ASK YOUR
                          ------------------------------------------------------
COOPERATION IN RETURNING YOUR PROXY NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS
------------------------------------------------------------------------------
MAY BE.
------

                                          By Order of the Board of Trustees

Santa Monica, California                  KATHIE HILTON

November 21, 1996                         Secretary

                             MONITREND MUTUAL FUND
                          1299 OCEAN AVENUE, SUITE 210
                        SANTA MONICA, CALIFORNIA  90401
                            -----------------------
                                PROXY STATEMENT

                                  INTRODUCTION

  The enclosed proxy is being solicited by and on behalf of the Board of Trustees of Monitrend Mutual Fund (the "Trust") for use at the Special Meeting of Shareholders to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California, on Friday the 13th day of December, 1996 at 8:30 A.M. and at any adjournments thereof (the "Meeting"), for the purposes set forth in the Notice of Special Meeting of Shareholders (the first page of this document). The Meeting could be adjourned if a quorum does not exist or the Meeting is disrupted by fire or other emergency. For purposes of any adjournment, proxies will be voted "FOR" adjournment unless otherwise directed. A shareholder may otherwise direct by writing anywhere on the enclosed proxy that the shareholder will vote against any adjournments. The purpose of this Proxy Statement (the remainder of this document) is to provide you with information on which you may base the choices, if any, you make on the enclosed proxy.

  Whether you expect to be personally present at the Meeting or not, please complete, sign, date and return the accompanying form of proxy, which authorizes the persons named (or their substitutes) to vote your shares. Timely executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted for the nominees set forth in this Proxy Statement and for the proposals set forth in the Notice of Special Meeting of Shareholders. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving notice thereof to the Trust in writing (by subsequent proxy or otherwise), but if not so revoked, the shares represented by the proxy will be voted at the Meeting. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.

  Proxies will be solicited by mail; they may also be solicited by telephone, telegraph and personal interviews. The cost of solicitation, including preparing, assembling and mailing the proxy material will be borne by the Trust. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to the beneficial owners of the Trust's shares so that the owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

  The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of the Trust beginning on or about November 21, 1996.

  The Trust has seven separate portfolios (the "Funds"), each of which has its own objective or objectives, assets, liabilities and net asset value per share. The Funds are (a) the PIA Adjustable Rate Government Securities Series (the "PIA Adjustable Rate Fund"); (b) the Gaming & Leisure Series (the "Gaming & Leisure Fund"); (c) the Growth & Income Series (the "Growth & Income Fund"); (d) the PIA-Monitrend Government Income Series (the "Government Income Fund"); (e) the Gold Series (the "Gold Fund"); (f) the Technology Series (the "Technology Fund"); and (g) the Growth Series (the "Growth Fund").

  The following proposals will be presented to the shareholders at the Meeting:

Proposal No. 1  Election of Trustees

Proposal No. 2(a)(i)     Approval of Change of Investment Objective of the PIA
                         Adjustable Rate Fund

Proposal No. 2(a)(ii)    Approval of Change of Investment Restrictions of the
                         PIA Adjustable Rate Fund to Permit it to Purchase and
                         Sell Futures Contracts on Debt Securities and Purchase and Write Put and Call Options on Debt Securities and
                         Futures Contracts on Debt Securities

Proposal No. 2(b)(i)     Approval of Change of Investment Objective of the
                         Gaming & Leisure Fund and Related Change in its
                         Investment Restrictions to Require it to Concentrate its Investments in the Group of Industries Constituting the Biotechnology Sector

Proposal No. 2(b)(ii)    Approval of Change of Investment Restrictions of the
                         Gaming & Leisure Fund to Permit it to Effect Short
                         Sales

Proposal No. 2(b)(iii)   Approval of Change of Investment Restrictions of Gaming
                         & Leisure Fund to Permit it to Purchase Restricted
                         Securities

Proposal No. 2(b)(iv)    Approval of Change of Investment Restrictions of Gaming
                         & Leisure Fund to Permit it to Invest in Foreign
                         Securities and Currencies

Proposal No. 2(b)(v)     Approval of Change of Investment Restrictions of the
                         Gaming & Leisure Fund to Permit it to Lend its
                         Portfolio Securities

Proposal No. 2(c)(i)     Approval of Change of Investment Restrictions of the
                         Growth & Income Fund to Permit it to Effect Short Sales

Proposal No. 2(c)(ii)    Approval of Change of Investment Restrictions of the
                         Growth & Income Fund to Permit it to Purchase
                         Restricted Securities

Proposal No. 2(c)(iii)   Approval of Change of Investment Restrictions of the
                         Growth & Income Fund to Permit it to Purchase and Write
                         Put and Call Options and Purchase and Sell Futures
                         Contracts on Stock Indices and Debt Securities

Proposal No. 2(c)(iv)    Approval of a Change in the Subclassification of the
                         Growth & Income Fund from that of a "Diversified
                         Company" to that of a "Non-diversified Company"

Proposal No. 2(d)        Approval of Change of Investment Restrictions of the
                         Government Income Fund to Permit it to Purchase Foreign
                         Securities and Currencies

Proposal No. 2(e)(i)     Approval of Change of Investment Restrictions of the
                         Gold Fund to Permit it to Purchase Restricted
                         Securities

Proposal No. 2(e)(ii)    Approval of Change of Investment Restrictions of the
                         Gold Fund to Permit it to Purchase Gold, Silver,
                         Platinum and Palladium

Proposal No. 3(a)        Approval of Investment Advisory Agreement for PIA
                         Adjustable Rate Fund

Proposal No. 3(b)        Approval of Investment Advisory Agreement for Gaming &
                         Leisure Fund

Proposal No. 3(c)        Approval of Investment Advisory Agreement for Growth &
                         Income Fund

Proposal No. 3(d)        Approval of Investment Advisory Agreement for
                         Government Income Fund

Proposal No. 3(e)        Approval of Investment Advisory Agreement for Gold Fund

Proposal No. 3(f)        Approval of Investment Advisory Agreement for
                         Technology Fund

Proposal No. 3(g)        Approval of Investment Advisory Agreement for
                         Growth Fund

Proposal No. 4  Approval of Sub-Advisory Agreement for Government Income Fund

  The record holder of each outstanding share of a Fund is entitled to one vote on all matters submitted to shareholders of that Fund. The table below sets forth the Proposals for which shareholders of each Fund are being solicited:


PROPOSAL      PIA ADJUSTABLE          GAMING &           GROWTH &            GOVERNMENT         GOLD       TECHNOLOGY        GROWTH
   NO.          RATE FUND           LEISURE FUND       INCOME FUND          INCOME FUND         FUND          FUND            FUND
 --------    ---------------       -------------       ------------         ------------       -----      -----------       -------
1                    YES                YES                 YES                  YES            YES           YES             YES
2(a)(i)              YES                No                  No                   No             No            No              No
2(a)(ii)             YES                No                  No                   No             No            No              No
2(b)(i)              No                 YES                 No                   No             No            No              No
2(b)(ii)             No                 YES                 No                   No             No            No              No
2(b)(iii)            No                 YES                 No                   No             No            No              No
2(b)(iv)             No                 YES                 No                   No             No            No              No
2(b)(v)              No                 YES                 No                   No             No            No              No
2(c)(i)              No                 No                  YES                  No             No            No              No
2(c)(ii)             No                 No                  YES                  No             No            No              No
2(c)(iii)            No                 No                  YES                  No             No            No              No
2(c)(iv)             No                 No                  YES                  No             No            No              No
2(d)                 No                 No                  No                   YES            No            No              No
2(e)(i)              No                 No                  No                   No             YES           No              No
2(e)(ii)             No                 No                  No                   No             YES           No              No
3(a)                 YES                No                  No                   No             No            No              No
3(b)                 No                 YES                 No                   No             No            No              No
3(c)                 No                 No                  YES                  No             No            No              No
3(d)                 No                 No                  No                   YES            No            No              No
3(e)                 No                 No                  No                   No             YES           No              No
3(f)                 No                 No                  No                   No             No            YES             No
3(g)                 No                 No                  No                   No             No            No              YES
4                    No                 No                  No                   YES            No            No              No


  See "Vote Required" under each Proposal for information as to the required vote on each Proposal.

  Only shareholders of record of the Funds at the close of business on September 17, 1996 will be entitled to notice of and to vote at the Meeting. On that date, there were 422,029 issued and outstanding shares of the PIA Adjustable Rate Fund, 42,277 issued and outstanding shares of the Gaming & Leisure Fund, 71,900 issued and outstanding shares of the Growth & Income Fund, 99,073 issued and outstanding shares of the Government Income Fund, 171,994 issued and outstanding shares of the Gold Fund, 40,790 issued and outstanding shares of the Technology Fund and 37,247 issued and outstanding shares of the Growth Fund.

  THE TRUST WILL FURNISH, WITHOUT CHARGE, ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995 AND SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31, 1996 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO KATHIE HILTON AT 1299 OCEAN AVENUE, SUITE 210, SANTA MONICA, CA 90401 OR BY CALLING 1-800-251-1970.

  At September 17, 1996, the persons owning of record or beneficially 5% or more of the outstanding securities of any Fund were:

  TITLE           NAME AND ADDRESS OF             AMOUNT OF BENEFICIAL PERCENT
 OF CLASS          BENEFICIAL OWNER                    OWNERSHIP       OF CLASS
 --------         -------------------             -------------------  --------
PIA Adjustable   Ahmet O. Alfi                        105,032 shares     24.88%
Rate Fund        11 West Del Mar Blvd.
                 Pasadena, CA  91105

                 Imperial Trust Company, Custodian     86,488 shares     20.49%
                 Hunsaker & Associates Retirement Trust
                 201 North Figueroa Street, #610
                 Los Angeles, CA  90012

                 Pacific Income Advisers, Inc.         55,568 shares     13.17%
                 1299 Ocean Avenue #210
                 Santa Monica, CA  90401

                 The Aldeen Charitable Remainder       44,029 shares     10.43%
                 Unitrust No. 1
                 2042 Ashington Drive
                 Glendale, CA  91206

                 The Aldeen Charitable Remainder       44,029 shares     10.43%
                 Unitrust No. 2
                 2042 Ashington Drive
                 Glendale, CA  91206

                 Donaldson, Lufkin & Jenrette         26,487 shares*<F1>  6.28%
                 Securities Corporation*<F1>
                 P. O. Box 2052
                 Jersey City, NJ  07303

Gaming &         John Michael Murphy                    7,041 shares     16.66%
Leisure Fund     P. O. Box 308
                 Half Moon Bay, CA  94019

Growth &         Donaldson, Lufkin & Jenrette         12,935 shares*<F1> 17.99%
Income Fund      Securities Corporation*<F1>
                 P. O. Box 2052
                 Jersey City, NJ  07303

Government       Pacific Income Advisers, Inc.         33,870 shares     34.19%
Income Fund      1299 Ocean Avenue #210
                 Santa Monica, CA  90401

                 Dora Elena Walker, Trustee of         15,660 shares     15.81%
                 the Hortense Daniel Living
                 Trust dated October 1, 1988
                 9431 Friendly Woods Lane
                 Whittier, CA  90605

                 Donaldson, Lufkin & Jenrette          6,067 shares*<F1>  6.12%
                 Securities Corporation*<F1>
                 P. O. Box 2052
                 Jersey City, NJ  07303

                 Richard K. Moore and                   5,566 shares      5.62%
                 Dorothy A. Moore
                 8 Lorraine Avenue
                 Binghamton, NY  13905

Gold Fund        Donaldson, Lufkin & Jenrette         41,055 shares*<F1> 23.87%
                 Securities Corporation*<F1>
                 P. O. Box 2052
                 Jersey City, NJ  07303

                 Zyrel Fox                             31,461 shares     18.30%
                 240 Greenwich Avenue
                 Greenwich, CT  06830

Technology Fund  Everett A. Turner                      4,841 shares     11.87%
                 114 Quail Hollow
                 Martinez, CA  94553

                 Alain B. Schreiber, M.D.               2,620 shares      6.42%
                 P. O. Box 5005-26
                 Rancho Santa Fe, CA  92067

                 Timothy J. Brosz                       2,435 shares      5.97%
                 2525 N. Sheffield #1D
                 Chicago, IL  60614

                 Franklin C. Geiger, Trustee            2,189 shares      5.34%
                 Franklin C. Geiger Revocable Trust
                 28 Moloaa Street
                 Honolulu, HA  98625

Growth Fund      Pacific Income Advisers, Inc.          8,082 shares     21.70%
                 1299 Ocean Avenue #210
                 Santa Monica, CA  90401

                 Angelo Alberici and Rosemarie Alberici 2,859 shares      7.68%
                 4138 Maider Road
                 Clay, NY  13041

                 Pershing Securities Division          2,300 shares*<F1>  6.17%
                 of Donaldson, Lufkin & Jenrette
                 Securities Corporation*<F1>
                 One Pershing Plaza
                 Jersey City, NJ  07399

* <F1>The shares owned by Donaldson, Lufkin & Jenrette Securities Corporation and the Pershing Securities Division of Donaldson, Lufkin & Jenrette Securities Corporation are owned of record only.

  No other person owns of record or beneficially 5% or more of the outstanding securities of any Fund. By virtue of its stock ownership, Pacific Income Advisers, Inc. is deemed to "control" the Government Income Fund, as that term is defined in the 1940 Act. (Pacific Income Advisers, Inc. is controlled by Joseph Lloyd McAdams, Jr. and Heather U. Baines.) Pacific Income Advisers, Inc. does not control the Trust.

  The nominees for trustee and the officers of the Trust beneficially own the following securities of the Funds:

  TITLE                NAME OF             AMOUNT OF BENEFICIAL       PERCENT
 OF CLASS          BENEFICIAL OWNER                OWNERSHIP          OF CLASS
 --------          ----------------         -------------------       --------
PIA Adjustable   Heather U. Baines (1)<F3>       63,023 shares(1)<F3>14.93% (1)
                                                                           <F3>
Rate Fund        Joseph Lloyd McAdams, Jr.(1)<F3>60,568 shares(1)    14.35% (1)
                                                                           <F3>
                 Ann Louise Marinaccio              994 shares           *<F2>

Gaming &         John Michael Murphy              7,041 shares           16.66%
Leisure Fund

Government       Joseph Lloyd McAdams, Jr.(2)<F4>34,952 shares(2)<F4>35.28% (2)
                                                                           <F4>
Income Fund      Heather U. Baines(2)<F4>        33,870 shares(2)<F4>34.19% (2)
                                                                           <F4>
 *<F2>Less than 1%
(1)<F3>Includes 55,568 shares owned by Pacific Income Advisers, Inc., which is controlled by Joseph Lloyd McAdams, Jr. and Heather U. Baines. Mr. McAdams and Ms. Baines are deemed to beneficially own the same 55,568 shares.
(2)<F4>Includes 33,870 shares owned by Pacific Income Advisers, Inc., which is controlled by Joseph Lloyd McAdams, Jr. and Heather U. Baines. Mr. McAdams and Ms. Baines are deemed to beneficially own the same 33,870 shares.

1.    PROPOSAL TO ELECT FIVE TRUSTEES

  Five Trustees are to be elected at the Meeting to serve an indefinite term until their respective successors are chosen and qualified. The table set forth below identifies the five nominees for election as trustees of the Trust and provides information given as of September 17, 1996 as to the age, principal occupation and background for the last five years. Of the nominees only Mr. McAdams and Ms. Felix are members of the present Board of Trustees. They became trustees in 1996.

  Each nominee has consented to being named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve as trustee. However in such event, the persons named as proxies will have discretionary authority to select and vote for substituted nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxies FOR the election of the nominees named below, unless shareholders specify that their vote be withheld as to all nominees or individual nominees. Our Board of Trustees recommends a vote FOR all nominees.

  Trustees will be elected by a plurality of the votes of the shareholders of all of the funds cast at the Meeting (assuming a quorum is present). "Plurality" means that the individuals receiving the largest number of votes are elected as trustees, up to the maximum number of trustees to be chosen at the Meeting. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of trustees.

NAME OF NOMINEE       POSITION WITH         PRINCIPAL OCCUPATION
  AND AGE                  FUND             DURING PAST 5 YEARS
---------------       -------------         --------------------

Joseph Lloyd McAdams, Jr.* Chairman and Trustee   Chairman of Pacific Income
51                    <F5>                        Advisers, Inc.;
                                                  Chairman, Chief Executive
                                                  Officer and President of
                                                  Syndicated Capital, Inc.

Beatrice P. Felix          Trustee                Real estate sales agent for
37                                                Roland Lane Realty since
                                                  1994; real estate sales agent
                                                  for Prudential Realty from
                                                  1991-1994.

Ann Louise Marinaccio      Nominee for Trustee    Sales associate for Saks Fifth
57                                                Avenue, Short Hills,
                                                  New Jersey.

John Michael Murphy*<F5>   Nominee for Trustee    President of Murphy Investment
54                                                Management, Inc.;
                                                  President of Murenove, Inc., a
                                                  newsletter publisher.

Robert I. Weisberg         Nominee for Trustee    President of Fremont Medical
50                                                Financial Services,
                                                  Inc. and Executive Vice
                                                  President of Fremont Financial
                                                  Corporation, Santa Monica,
                                                  California since January 1,
                                                  1996; President of Pro-Care
                                                  Financial Group, Inc.,
                                                  Larkspur, California from
                                                  1994-1995; President of Towers
                                                  Financial Corporation, New
                                                  York, New York, 1993-1994;
                                                  President of Fleet Credit
                                                  Corporation, Providence, Rhode
                                                  Island, 1985-1993.

*<F5>Interested person as defined in Investment Company Act of 1940.

  Mr. McAdams is deemed to be an "interested person" of the Trust because he is an officer of the Trust, Pacific Income Advisers, Inc., the current investment adviser to the PIA Adjustable Rate Fund and to the Government Income Fund, and Syndicated Capital, Inc., the principal underwriter of shares of the Funds. Mr. Murphy is deemed to be an "interested person" of the Trust because he is an officer of Murphy Investment Management, Inc., the current sub-adviser to the Technology Fund.

  None of the nominees serve as directors of public companies, except for Mr. McAdams and Ms. Felix who serve as trustees of the Trust and Mr. Weisberg who is a director of Environmental Power Company, Portsmouth, New Hampshire.

  The officers of the Trust are Joseph Lloyd McAdams, Jr., Heather U. Baines, 54, President and Treasurer, and Kathie Hilton, 49, Secretary. All of such persons serve for an indefinite term and became officers in 1996. For the last five years, Ms. Baines has been President and Chief Executive Officer of Pacific Income Advisers, Inc. Since 1994 Kathie Hilton has been an administrative assistant for Pacific Income Advisers, Inc. Prior to that time, she was the owner of Grizzly Products, a seafood distributor.

  The Trust does not compensate any of its officers or trustees for their services to the Trust, except those trustees who are not "interested persons" of the Trust. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. Total fees paid by the Trust to such persons were $8,000 for the fiscal year ended November 30, 1995. None of the nominees served as trustees during the fiscal year ended November 30, 1995. The Trust does not provide pension or retirement benefits to its trustees and officers.

  The table below sets forth the compensation paid to the trustees and executive officers during the fiscal year ended November 30, 1995:

                                                                            PENSIONS &                                    TOTAL
                                                                            RETIREMENT              ESTIMATED          COMPENSATION
                                                     AGGREGATE           BENEFITS ACCRUED        ANNUAL BENEFITS           FROM
                                                    COMPENSATION            AS PART OF                 UPON             TRUST PAID
NAME OF PERSON, POSITION                             FROM TRUST           FUND EXPENSES             RETIREMENT         TO TRUSTEES
------------------------                            ------------         ----------------        ---------------       -----------
Stephen E. Cole, Trustee                               $4,000                   0                       0                  $4,000
Michael A. Licameli, Trustee,                            0                      0                       0                    0
Secretary and Treasurer
Howard Mann, Trustee                                   $4,000                   0                       0                  $4,000
Phillip R. Verrill, Trustee and                          0                      0                       0                    0
President


  The Board of Trustees met four times during the fiscal year ended November
30, 1995. None of the nominees served as trustees during such fiscal year. The Board of Trustees has no audit, nominating or similar committees.

2.(a)(i) PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE OF THE PIA ADJUSTABLE RATE FUND

  Our Board of Trustees has approved a change of the investment objective of the PIA Adjustable Rate Fund so that it will be "to provide investors with a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities." The current investment objective of the PIA Adjustable Rate Fund is "to provide investors with a high level of current income, consistent with low volatility of principal through investing in adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities." The proposed investment objective, like the current investment objective, is a fundamental policy of the PIA Adjustable Rate Fund. The PIA Adjustable Rate Fund will continue to invest at least 65% of its total assets in U.S. Government securities. However whereas presently 65% of the PIA Adjustable Rate Fund's portfolio will under normal circumstances consist of adjustable rate and floating rate U.S. Government securities, in the future at least 65% of the PIA Adjustable Rate Fund's portfolio under normal circumstances would consist of short-term U.S. Government securities or adjustable rate and floating rate U.S. Government Securities. The PIA Adjustable Rate Fund will maintain a dollar-weighted maturity of not more than three years determined in accordance with Securities and Exchange Commission guidelines. Such guidelines provide that in calculating dollar-weighted maturity, floating rate and variable rate securities may have maturities based on their interest rate readjustment dates and not their final maturities.
The proposed change of investment objective will not change any of the investment restrictions of the PIA Adjustable Rate Fund or add to or subtract from the permitted investments of the PIA Adjustable Rate Fund. If the change of investment objective is approved, the name of the PIA Adjustable Rate Fund will be changed from the "PIA Adjustable Rate Government Securities Fund" to the "PIA Short-Term Government Securities Fund."


  Our Board of Trustees believes that the proposed change of investment objective will provide the PIA Adjustable Rate Fund's investment adviser greater flexibility in selecting investments that provide a high level of current income, consistent with low volatility of principal. Short-term securities have a remaining term to maturity of three years or less. Such investments are expected to be somewhat more volatile than adjustable rate or floating rate securities. When interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast as interest rates on adjustable or floating rate obligations reset, yields on adjustable or floating rate obligations will gradually align themselves to reflect changes in market interest rates, causing their market value to fluctuate less dramatically than fixed rate obligations. Conversely when interest rates decline, the value of fixed rate obligations can be expected to increase more than the value of adjustable rate or fixed rate obligations.

  Substantially all of the adjustable rate and floating rate U.S. Government securities in which the PIA Adjustable Rate Fund has invested are securities that represent an interest in or are collateralized by mortgages (i.e. Mortgage-Backed Securities). By increasing the percentage of its portfolio that can be invested in short-term U.S. Government securities, the PIA Adjustable Rate Fund will be able to invest substantially more of its assets in securities that have more predictable principal and interest payments than Mortgage-Backed Securities. By doing so the PIA Adjustable Rate Fund will be less exposed to prepayment risk. Prepayment risk is the likelihood that, during periods of falling interest rates, securities will be prepaid requiring the PIA Adjustable Rate Fund to invest the proceeds at generally lower interest rates.

2.(a)(ii) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE PIA ADJUSTABLE RATE FUND TO PERMIT IT TO PURCHASE AND SELL FUTURES CONTRACTS ON DEBT SECURITIES AND PURCHASE AND WRITE PUT AND CALL OPTIONS ON DEBT SECURITIES AND FUTURES CONTRACTS ON DEBT SECURITIES

  Our Board of Trustees has approved a change of the investment restrictions of the PIA Adjustable Rate Fund to permit it to purchase and sell futures contracts on debt securities ("Debt Futures") and purchase and write put and call options on debt securities and Debt Futures. Currently the PIA Adjustable Rate Fund is prohibited from doing so. The current investment restriction states:

  [The PIA Adjustable Rate Fund may not] buy or sell commodities or commodity contracts [including futures contracts and related options]...

The proposed investment restriction, which will also be a fundamental policy of the PIA Adjustable Rate Fund, states:

  The PIA Adjustable Rate Fund may not buy or sell commodities or commodity contracts except futures contracts on debt securities ("Debt Futures") and may not write or purchase put and call options except put and call options on debt securities and Debt Futures.

If the proposed change is approved, the PIA Adjustable Rate Fund would utilize such instruments for hedging and not for speculative purposes. Hedging may involve an attempt to protect against declines or possible declines in the market value of the PIA Adjustable Rate Fund's portfolio or may involve an attempt to establish a position in the securities market as a substitute for purchase of individual securities. In the latter situation, the PIA Adjustable Rate Fund would, in the normal course, purchase securities and terminate the hedging position, although under unusual market conditions, such hedging positions may be terminated without a corresponding purchase of securities.

  A Debt Future obligates the seller to deliver (and the purchaser to take delivery of) a specific type of debt security at a specific future date for a fixed price. When the PIA Adjustable Rate Fund purchases or sells a Debt Future, it will cover its position. To cover its position, it will maintain in a segregated account cash or other liquid securities in an amount that when added to any amounts deposited with the future commission merchant as margin, will be equal to the market value of the Debt Future.

  A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying debt security or Debt Future at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying debt security or Debt Future at any time during the option period. The purchaser of a put or call option pays a premium to the writer. If price movements in the underlying debt security or Debt Future are such that exercise of an option would not be profitable for the PIA Adjustable Rate Fund, loss of the premium paid may be offset by an increase in the value of the PIA Adjustable Rate Fund's securities or a decrease in the cost of acquisition of securities by the PIA Adjustable Rate Fund.

  The writer of an option will receive a premium for writing the option, which, with respect to a covered call option, increases the return on the underlying debt security or Debt Future if the option expires unexercised or is closed out at a profit. By writing a call option, the writer limits its opportunity to profit from any increase in the market value of the underlying security or Debt Future above the exercise price of the option, but continues to bear the risk of a decline in the value of the underlying debt security or Debt Future. The PIA Adjustable Rate Fund will not write put options except in closing transactions. All call options written by the PIA Adjustable Rate Fund will be "covered." For a call to be covered either the PIA Adjustable Rate Fund (i) owns the underlying debt security or Debt Future or has an absolute and immediate right to acquire the debt security or Debt Future without payment of additional cash consideration, or for an additional consideration as set forth in (ii), upon conversion or exchange of other securities held in its portfolio; or (ii) maintains in a segregated account cash or other liquid securities adequate to purchase the debt security or Debt Future, in each case until the PIA Adjustable Rate Fund enters into a closing purchase transaction.

  When the PIA Adjustable Rate Fund wishes to terminate its obligation with respect to a Debt Future, it will enter into an offsetting contract position. Similarly when the PIA Adjustable Rate Fund wishes to terminate its obligation with respect to an option it has written, it may effect a "closing purchase transaction." It accomplishes this by buying an option of the same series as the option previously written by it. When the PIA Adjustable Rate Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." It accomplishes this by selling an option of the same series as the option previously purchased by it. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

  Participation in the options or futures markets by the PIA Adjustable Rate Fund involves investment risks and transactions costs to which it would not be subject absent the use of these hedging instruments. In particular the loss from investing in Debt Futures is potentially unlimited. Risks inherent in the use of hedging instruments include: (i) adverse changes in the value of such instruments; (ii) imperfect correlation between the price of options and Debt Futures and movement in the price of the underlying debt securities or Debt Futures; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) possible need to defer closing out certain positions to avoid adverse tax consequences. Our Board of Trustees believes that although the use of hedging instruments involves risk, use of such hedging instruments can be of assistance in achieving the PIA Adjustable Rate Fund's investment objective.

VOTE REQUIRED

  Only shareholders of the PIA Adjustable Rate Fund may vote on the proposals to change the PIA Adjustable Rate Fund's investment objective and investment restrictions. Shareholders will vote separately on each proposal (i.e. they may vote in favor of one or both proposals and against or abstain with respect to one or both proposals). The affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the PIA Adjustable Rate Fund is required for the approval of each proposal. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of the PIA Adjustable Rate Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstention and broker non-votes will not be counted for or against either proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against a proposal. If one or both proposals are approved, the changes will go into effect on the effective date of the next Post-Effective Amendment to the Trust's Registration Statement under the 1933 Act and the 1940 Act incorporating the changes. The effective date of such Post-Effective Amendment is anticipated to be January 31, 1997. If one or both of the changes are not approved at the Meeting, the changes not approved will not be implemented.

2.(b)(i) PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE OF THE GAMING & LEISURE FUND AND ITS INVESTMENT RESTRICTIONS TO REQUIRE IT TO CONCENTRATE ITS INVESTMENTS IN THE GROUP OF INDUSTRIES CONSTITUTING THE BIOTECHNOLOGY SECTOR

  Our Board of Trustees has approved a change of the investment objective of the Gaming & Leisure Fund so that it will be "long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology." The current investment objective of the Gaming & Leisure Fund is "long-term growth of capital through investing primarily in equity securities of companies engaged in activities related to the gaming and leisure industries." The proposed investment objective, like the current investment objective, is a fundamental policy of the Gaming & Leisure Fund. In connection with the approval of the change of investment objective, our Board of Trustees has approved a change of the investment restrictions of the Gaming & Leisure Fund to require it to concentrate its investments in the group of industries constituting the biotechnology sector. The current investment restriction states:

  The Gaming & Leisure Fund must have 25% or more of its total assets invested in securities of issuers in the gaming and leisure industries.

The proposed investment restriction, which will also be a fundamental policy of the Gaming & Leisure Fund, states:

  The Gaming & Leisure Fund must have 25% or more of its total assets invested in securities in the group of industries constituting the biotechnology sector.

The term "biotechnology" includes drug development, production and distribution; agricultural and industrial biotechnology; genetic sequencing and mapping; drug delivery; biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences. If the change of investment objective and investment restriction is approved, under normal circumstances at least 65%, but at all times 25%, of the Gaming & Leisure Fund's assets will be invested in equity securities of companies in the biotechnology sector. Additionally if the change of investment objective and investment restriction is approved, the name of the Gaming & Leisure Fund will be changed to the "Murphy Biotechnology Fund."

  The current investment objective of the Gaming & Leisure Fund is that of providing investors long-term growth of capital through investing primarily in equity securities of companies engaged in activities related to the gaming and leisure industries. Presently 65% of the Gaming & Leisure Fund's assets under normal circumstances are invested in equity securities of companies engaged in activities related to the gaming and leisure sector.

  Our Board of Trustees believes that the proposed change of investment objective will make it easier for the Gaming & Leisure Fund's investment adviser to provide the Fund's investors with long-term appreciation. Our Board of Trustees believes that the biotechnology sector has greater potential for growth, in the long-term, than the gaming and leisure sector. However securities of companies in both sectors have unpredictable earnings. Products offered by the companies in both sectors are subject to risks of obsolescence and intense competition. Companies in both sectors are subject to extensive government regulation. Additionally companies in the biotechnology sector are affected by the enforcement of patent, trademark and other intellectual property laws. Securities of companies in both sectors generally exhibit greater volatility than the overall market. Finally companies in both sectors may be of small or medium capitalization. Securities of such companies may be subject to more abrupt or erratic market movements than those of larger, more established companies and may be subject to liquidity risk.

  If the proposed change in investment objective is approved, there will be a substantially complete turnover of the investment portfolio of the Gaming & Leisure Fund which should be completed in a few weeks following the effective date of the change. Based on the current market values of the securities held by the Gaming & Leisure Fund, such a complete turnover would result in a net realized loss for the Gaming & Leisure Fund.

  The proposed change of investment objective will not change any of the investment restrictions of the Gaming & Leisure Fund (other than the investment restriction concerning concentration of investments) or add to or subtract from the permitted investments of the Gaming & Leisure Fund. However our Board of Trustees separately has approved three changes to the investment restrictions of the Gaming & Leisure Fund which are described below.

2.(b)(ii) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GAMING & LEISURE FUND TO PERMIT IT TO EFFECT SHORT SALES

  Our Board of Trustees has approved a change of the investment restrictions of the Gaming & Leisure Fund to permit it to effect short sales of securities. The Gaming & Leisure Fund currently is prohibited from effecting short sales of securities, other than short sales which are "against the box." (Short sales against the box are a method of locking in unrealized capital gains without current recognition of such gains for tax purposes.) The proposed change would permit the Gaming & Leisure Fund to effect short sales which are not against the box. The current investment restriction states:

  [The Gaming & Leisure Fund may not] make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the [Gaming & Leisure Fund's] net assets (taken at current value) is held as collateral for such sales at any one time.

The proposed investment restriction, which will also be a fundamental policy of the Gaming & Leisure Fund, states:

  The Gaming & Leisure Fund may sell securities short to the extent permitted by the Investment Company Act of 1940.

  A "short sale" is made by selling a security the Gaming & Leisure Fund does not own. Whenever the Gaming & Leisure Fund effects a short sale, it will put in a segregated account cash or other liquid assets equal to the difference between (a) the market value of the securities sold short and (b) any cash or United States government securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale). Until the Gaming & Leisure Fund replaces the security it borrowed to effect the short sale, it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Initially no more than 25% of the value of the Gaming & Leisure Fund's net assets will be, when added together, (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts in connection with short sales. However this limitation may be increased without shareholder approval.

  Our Board of Trustees believes that the proposed change in the investment restrictions of the Gaming & Leisure Fund will provide the Gaming & Leisure Fund's investment adviser the potential to achieve the investment objective of the Gaming & Leisure Fund in declining equity markets as well as in rising equity markets and the potential to profit from the volatility of the securities in which the Gaming & Leisure Fund may invest. The investment performance of the Gaming & Leisure Fund will suffer if a stock for which the Gaming & Leisure Fund has effected a short sale appreciates in value. Additionally the Gaming & Leisure Fund may be required to close out a short position earlier than it had intended if the securities lender requires it to deliver the securities it borrowed at the commencement of the short sale and the Gaming & Leisure Fund is unable to borrow such securities from other securities lenders.

2.(b)(iii)     PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GAMING &
LEISURE FUND TO PERMIT IT TO PURCHASE RESTRICTED SECURITIES

  Our Board of Trustees has approved a change of the investment restrictions of the Gaming & Leisure Fund to permit it to purchase restricted securities. The Gaming & Leisure Fund is currently prohibited from purchasing such securities. The current investment restriction states:

  [The Gaming & Leisure Fund may not] purchase any security restricted as to disposition under federal securities laws.

The proposed investment restriction, which will also be a fundamental policy of the Gaming & Leisure Fund, states:

  Subject to Securities and Exchange Commission limitations on investments in illiquid securities, the Gaming & Leisure Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

Restricted securities may only be sold in privately negotiated or other transactions exempt from registration under the Securities Act of 1933 or in a public offering with respect to which a registration statement is in effect under the Securities Act. Restricted securities may be considered to be illiquid securities and subject to the limitation that not more than 15% of its net assets be invested in illiquid securities. Our Board of Trustees is responsible for determining if a security is illiquid, although day-to-day decisions on liquidity may be made by the investment adviser. When registration is required, the Gaming & Leisure Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If during such period, adverse market conditions were to develop, the Gaming & Leisure Fund might obtain a less favorable price than that which prevailed when it decided to sell. Our Board of Trustees believes that although investing in restricted securities involves risk as described above, investing in such securities has the potential to yield capital appreciation.

2.(b)(iv) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GAMING & LEISURE FUND TO PERMIT IT TO PURCHASE FOREIGN SECURITIES AND CURRENCIES

  Our Board of Trustees has approved a change of the investment restrictions of the Gaming & Leisure Fund to permit it to purchase foreign securities and currencies. The Gaming & Leisure Fund currently is prohibited from purchasing such securities and currencies. The current investment restriction states:

  [The Gaming & Leisure Fund may not] purchase foreign securities or currencies.

The proposed investment restriction, which will also be a fundamental policy of the Gaming & Leisure Fund, states:

  The Gaming & Leisure Fund may purchase foreign securities and currencies.

Our Board of Trustees believes that changing this investment restriction will provide greater investment opportunities for the Gaming & Leisure Fund.

  There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. For example, securities denominated in foreign currencies can be expected to increase in value when the U.S. dollar is decreasing in value against such currencies. Conversely such securities can be expected to decline in value when the U.S. dollar is increasing in value against such currencies. The Gaming & Leisure Fund may incur transaction costs in exchanging currencies.

  Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. The Gaming & Leisure Fund does not intend to invest in foreign debt securities.

2.(b)(v) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GAMING & LEISURE FUND TO PERMIT IT TO LEND ITS PORTFOLIO SECURITIES

  Our Board of Trustees has approved a change of the investment restrictions of the Gaming & Leisure Fund to permit it to lend its portfolio securities. The Gaming & Leisure Fund currently is prohibited from lending its portfolio securities. The current investment restriction states:

  [The Gaming & Leisure Fund may not] make loans...

The proposed investment restriction, which will also be a fundamental policy of the Gaming & Leisure Fund, states:

  The Gaming & Leisure Fund may not make loans except through ... the loaning of its portfolio securities provided that the value of the securities loaned may not exceed 25% of the value of the Gaming & Leisure Fund's total assets.

Our Board of Trustees believes that changing this investment restriction will permit the Gaming & Leisure Fund to increase its income.

  All such loans, which may be on a short or long-term basis, must be to brokers, dealers and financial institutions. All such loans must be collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and after any loan, the value of the securities loaned may not exceed 25% of the value of the Gaming & Leisure Fund's total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Gaming & Leisure Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Gaming & Leisure Fund. Any loan might be secured by any one or more of the three types of collateral.

  The Gaming & Leisure Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type interest may be shared with the borrower. The Gaming & Leisure Fund may also pay reasonable finder's, custodian's and administrative fees but only to persons not affiliated with the Trust. The terms of the loans will permit the Gaming & Leisure Fund to terminate the loan and reacquire the loaned securities on three days' notice.

VOTE REQUIRED

  Only shareholders of the Gaming & Leisure Fund may vote on the proposals to change the Gaming & Leisure Fund's investment objective and investment restrictions. Shareholders will vote separately on each proposal (i.e. they may vote in favor of one or more proposals and against or abstain with respect to one or more proposals). The affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Gaming & Leisure Fund is required for the approval of each proposal. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of the Gaming & Leisure Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstention and broker non-votes will not be counted for or against any proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against a proposal. If one or more proposals are approved, the changes will go into effect on the effective date of the next Post-Effective Amendment to the Trust's Registration Statement under the 1933 Act and the 1940 Act incorporating the changes. The effective date of such Post-Effective Amendment is anticipated to be January 31, 1997. If one or more of the changes are not approved at the Meeting, the changes not approved will not be implemented.

2.(c)(i) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GROWTH & INCOME FUND TO PERMIT IT TO EFFECT SHORT SALES

  Our Board of Trustees has approved a change of the investment restrictions of the Growth & Income Fund to permit it to effect short sales of securities. The Growth & Income Fund currently is prohibited from effecting short sales of securities, other than short sales which are "against the box." The current investment restriction states:

  [The Growth & Income Fund may not] make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the [Growth & Income Fund's] net assets (taken at current value) is held as collateral for such sales at any one time.

The proposed investment restriction, which will also be a fundamental policy of the Growth & Income Fund, states:

  The Growth & Income Fund may sell securities short to the extent permitted by the Investment Company Act of 1940.

See Proposal 2.(b)(ii) for a discussion of the characteristics of, and risks associated with, short sales.

  The investment objective of the Growth & Income Fund is to maximize total return through a combination of capital appreciation and income. Currently the investment adviser to the Growth & Income Fund attempts to achieve the investment objective by primarily investing in stocks comprising the S&P 500 Index. As discussed later in Proposal 3.(c), the shareholders of the Growth & Income Fund are being asked to approve a new investment advisory agreement with Murphy Investment Management, Inc. If such investment advisory agreement is approved by the shareholders of the Growth & Income Fund, Murphy Investment Management, Inc. will become the investment adviser to the Growth & Income Fund. Murphy Investment Management, Inc. intends to attempt to achieve the investment objective of the Growth & Income Fund by investing, under normal circumstances, at least 65% of the Growth & Income Fund's assets in convertible securities of issuers that Murphy Investment Management, Inc. believes can produce products or services that provide or benefit from advances in technology. In connection therewith the name of the Growth & Income Fund would be changed to "Murphy New World Convertibles Fund." See Proposal 3.(c) for a discussion of the risks associated with investing in such securities.

  Our Board of Trustees believes that the proposed change in this investment restriction of the Growth & Income Fund will provide the Growth & Income Fund's investment adviser the potential to achieve the investment objective of the Growth & Income Fund in declining equity markets as well as in rising equity markets and the potential to profit from the volatility of the securities in which the Growth & Income Fund will invest.

2.(c)(ii) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GROWTH & INCOME FUND TO PERMIT IT TO PURCHASE RESTRICTED SECURITIES

  Our Board of Trustees has approved a change of the investment restrictions of the Growth & Income Fund to permit it to purchase restricted securities. The Growth & Income Fund currently is prohibited from purchasing restricted securities. The current investment restriction states:

  [The Growth & Income Fund may not] purchase any security restricted as to disposition under federal securities laws.

The proposed investment restriction, which will also be a fundamental policy of the Growth & Income Fund, states:

  Subject to Securities and Exchange Commission limitations on investments in illiquid securities, the Growth & Income Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

See Proposal 2.(b)(iii) for a discussion of the characteristics of, and risks associated with, restricted securities. Our Board of Trustees believes that although investing in restricted securities involves risk, investing in such securities has the potential to yield capital appreciation.

2.(c)(iii)     PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GROWTH &
INCOME FUND TO PERMIT IT TO PURCHASE AND WRITE PUT AND CALL OPTIONS AND PURCHASE AND SELL FUTURES CONTRACTS ON STOCK INDICES AND DEBT SECURITIES

  Our Board of Trustees has approved a change of the investment restrictions of the Growth & Income Fund to permit it to purchase and write put and call options and purchase and sell futures contracts on stock indices and debt securities. Currently the Growth & Income Fund is prohibited from doing so. The current investment restriction states:

  [The Growth & Income Fund may not] buy or sell commodities or commodity contracts [including futures contracts and related options]...

The proposed investment restriction, which will also be a fundamental policy of the Growth & Income Fund, states:

  The Growth & Income Fund may not buy or sell commodities or commodity contracts except futures contracts on stock indices or debt securities. The Growth & Income Fund may write or purchase put and call options.

If the proposed change is approved, the Growth & Income Fund would utilize such instruments for hedging and not for speculative purposes. Hedging may involve an attempt to protect against declines or possible declines in the market value of the Growth & Income Fund's portfolio or may involve an attempt to establish a position in the securities market as a substitute for purchase of individual securities. In the latter situation, the Growth & Income Fund would, in the normal course, purchase securities and terminate the hedging position, although under unusual market conditions, such hedging positions may be terminated without a corresponding purchase of securities.

  A stock index futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the closing of the last trading day of the contract and the price at which the agreement is made. When the Growth & Income Fund purchases or sells a stock index futures contract, it will cover its position. To cover its position, it will maintain in a segregated account cash or other liquid securities in an amount that when added to any amounts deposited with the futures commission merchant as margin, will be equal to the market value of the stock index futures contract. See Proposal 2.(a)(ii) for a discussion of the characteristics of, and risks associated with, futures contracts on debt securities ("Debt Futures").

  A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security, stock index or stock index futures contract at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security, stock index or stock index futures contract at any time during the option period. The purchaser of a put or call option pays a premium to the writer. If price movements in the underlying security, stock index or stock index futures contract are such that exercise of an option would not be profitable for the Growth & Income Fund, loss of the premium paid may be offset by an increase in the value of the Growth & Income Fund's securities or a decrease in the cost of acquisition of securities by the Growth & Income Fund.

  The writer of an option will receive a premium for writing the option, which, with respect to a covered call option, increases the return on the underlying security, stock index or stock index futures contract if the option expires unexercised or is closed out at a profit. By writing a call option, the writer limits its opportunity to profit from any increase in the market value of the underlying security, stock index or stock index futures contract above the exercise price of the option, but continues to bear the risk of a decline in the value of the underlying security, stock index or stock index futures contract. The Growth & Income Fund will not write put options except in closing transactions. All call options written by the Growth & Income Fund will be "covered." For a call to be covered either the Growth & Income Fund (i) owns the underlying security or stock index futures contract or has an absolute and immediate right to acquire the security or stock index futures contract without payment of additional cash consideration, or for an additional consideration as set forth in (ii), upon conversion or exchange of other securities held in its portfolio; or (ii) maintains in a segregated account cash or other liquid securities adequate to purchase the security or stock index futures contract, in each case until the Growth & Income Fund enters into a closing purchase transaction.

  Options on stock indexes gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities but like stock index futures, all settlements of index options transactions are in cash.

  When the Growth & Income Fund wishes to terminate its obligation with respect to a Debt Future or stock index futures contract, it will enter into an offsetting contract position. Similarly when the Growth & Income Fund wishes to terminate its obligation with respect to an option it has written, it may effect a "closing purchase transaction." It accomplishes this by buying an option of the same series as the option previously written by it. When the Growth & Income Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." It accomplishes this by selling an option of the same series as the option previously purchased by it. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

  Participation in the options or futures markets by the Growth & Income Fund involves investment risks and transactions costs to which it would not be subject absent the use of these hedging instruments. In particular the loss from investing in stock index futures and Debt Futures is potentially unlimited. Risks inherent in the use of hedging instruments include: (i) adverse changes in the value of such instruments; (ii) imperfect correlation between the price of options, stock index futures and Debt Futures and movement in the price of the underlying securities, index, stock index futures or Debt Futures; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) possible need to defer closing out certain positions to avoid adverse tax consequences. Our Board of Trustees believes that although the use of hedging instruments involves risk, use of such hedging instruments can be of assistance in achieving the Growth & Income Fund's investment objective.

2.(c)(iv) PROPOSAL TO CHANGE THE SUBCLASSIFICATION OF THE GROWTH & INCOME FUND FROM THAT OF A "DIVERSIFIED COMPANY" TO THAT OF A "NON-DIVERSIFIED COMPANY".

  Our Board of Trustees has approved a change of the subclassification of the Growth & Income Fund from that of a "diversified company" to that of a "non-diversified company" under the 1940 Act. Under the 1940 Act, a "diversified company" must have at least 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of the diversification calculation limited in respect of any one issuer to an amount not greater in value than 5% of the total assets of the investment company and to not more than 10% of the outstanding voting securities of such issuer. Each of the Funds is considered a separate "company" for purposes of subclassification as a "diversified company" or "non-diversified company." Under the 1940 Act a company's subclassification as a "diversified company" or "non-diversified company" is a fundamental policy.

  Although as a "non-diversified company", the Growth & Income Fund would not be required to satisfy such standard, the Growth & Income Fund would still intend to meet a similar diversification test under the Internal Revenue Code of 1986 (the "Code"). This diversification test is similar to that described in the preceding paragraph except the test applies to 50% rather than 75% of the Growth & Income Fund's assets. Notwithstanding the change in subclassification, the Growth & Income Fund will not purchase more than 10% of the outstanding voting securities of any issuer as the Growth & Income Fund is precluded from doing so by its investment restrictions. A "non-diversified" portfolio is expected to be more volatile than a diversified portfolio.

VOTE REQUIRED

  Only shareholders of the Growth & Income Fund may vote on the proposals to change the Growth & Income Fund's investment restrictions and subclassification. Shareholders will vote separately on each proposal (i.e. they may vote in favor of one or more proposals and against or abstain with respect to one or more proposals). The affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Growth & Income Fund is required for the approval of each proposal. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of the Growth & Income Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstention and broker non-votes will not be counted for or against any proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against a proposal. If one or more proposals are approved, the changes will go into effect on the effective date of the next Post-Effective Amendment to the Trust's Registration Statement under the 1933 Act and the 1940 Act incorporating the changes. The effective date of such Post-Effective Amendment is anticipated to be January 31, 1997. If one or more of the changes are not approved at the Meeting, the changes not approved will not be implemented.

2.(d)     PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GOVERNMENT
INCOME FUND TO PERMIT IT TO PURCHASE FOREIGN SECURITIES AND CURRENCIES

  Our Board of Trustees has approved a change of the investment restrictions of the Government Income to permit it to purchase foreign securities and currencies. The Government Income Fund currently is prohibited from purchasing such securities and currencies. The current investment restriction states:

  [The Government & Income Fund may not] purchase foreign securities or currencies.

The proposed investment restriction, which will also be a fundamental policy of the Government Income Fund, states:

  The Government Income Fund may purchase foreign securities and currencies.

See Proposal 2.(b)(iv) for a discussion of the characteristics of, and risks associated with, investing in foreign securities. Our Board of Trustees believes that although investing in foreign securities involves risk, investing in such securities can be of assistance in achieving the Government Income Fund's investment objective.

  If this change is approved, the Government Income Fund will continue to invest 65% of its total assets in securities of any maturity which are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities, including U.S. Government-sponsored corporations (which may be subject to repurchase agreements). Additionally, as in the case with other non-U.S. Government securities purchased by the Government Income Fund, any foreign securities must be rated A or better by S&P or Moody's. The Government Income Fund currently intends to invest in securities issued by foreign governments or by any of their agencies or instrumentalities and not in securities issued by foreign corporations. However at a later date the Government Income Fund may invest in securities of foreign corporations.

VOTE REQUIRED

  Only shareholders of the Government Income Fund may vote on the proposals to change the Government Income Fund's investment restrictions. The affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Government Income Fund is required for approval of the Proposal. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of the Government Income Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstention and broker non-votes will not be counted for or against the proposal but will be counted as votes present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against the proposal. If so approved, the change in the Government Income Fund's investment restrictions will go into effect on the effective date of the next Post-Effective Amendment to the Trust's Registration Statement under the 1933 Act and the 1940 Act incorporating the change in investment restrictions. The effective date of such Post-Effective Amendment is anticipated to be January 31, 1997. If the proposal is not approved at the Meeting, the change in investment restrictions will not be implemented.

2.(e)(i) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GOLD FUND TO PERMIT IT TO PURCHASE RESTRICTED SECURITIES

  Our Board of Trustees has approved a change of the investment restrictions of the Gold Fund to permit it to purchase restricted securities. The Gold Fund currently is prohibited from purchasing restricted securities. The current investment restriction states:

  [The Gold Fund may not] purchase any security restricted as to disposition under federal securities laws.

The proposed investment restriction, which will also be a fundamental policy of the Gold Fund, states:

  Subject to Securities and Exchange Commission limitations on investments in illiquid securities, the Gold Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

See Proposal 2.(b)(iii) for a discussion of the characteristics of, and risks associated with, restricted securities. Our Board of Trustees believes that although investing in restricted securities involves risk, investing in such securities has the potential to yield capital appreciation.

2.(e)(ii) PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE GOLD FUND TO PERMIT IT TO PURCHASE GOLD, SILVER, PLATINUM AND PALLADIUM

  Our Board of Trustees has approved a change of the investment restrictions of the Gold Fund to permit it to purchase gold, silver, platinum and palladium. The current investment restriction states:

  [The Gold Fund may not] buy or sell commodities or commodity contracts except futures and related options...

The proposed investment restriction, which will also be a fundamental policy of the Gold Fund, states:

  [The Gold Fund may not] buy or sell commodities or commodity contracts except futures and related options and gold, silver, platinum and palladium bullion,...

The Gold Fund is currently prohibited from purchasing any commodities or commodity contracts. If the change in investment restrictions is approved, the Gold Fund may purchase gold, sliver, platinum and palladium bullion. The Gold Fund may also purchase such metals in the form of coins, if there is an actively quoted market for the coins. Coins will only be purchased for their metallic value and not for their currency or numismatic value. Our Board of Trustees believes that although investing in gold, silver, platinum and palladium involves risk as described below, investing in such assets has the potential to yield capital appreciation.

  Investments in gold, silver, platinum and palladium bullion do not generate income and will subject the Gold Fund to taxes and insurance, and shipping and storage costs. The sole source of return to the Gold Fund from such investments would be gains realized on sales, and a negative return would be realized if such investments are sold at a loss. The Gold Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that the Gold Fund will not be subject to Federal income taxes on its taxable income to the extent distributed to shareholders. The Gold Fund's investment in gold, silver, platinum and palladium bullion may result in its failure to meet certain of the income or asset tests prescribed by the Code. To reduce this risk, the Gold Fund's investment adviser will endeavor to manage the Gold Fund's portfolio so that (i) less than 10% of the Gold Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion and (ii) less than 50% of the value of the Gold Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion. Additionally no more than 35% of the Gold Fund's total assets will be invested in silver, platinum and palladium bullion.

VOTE REQUIRED

  Only shareholders of the Gold Fund may vote on the proposals to change the Gold Fund's investment restrictions. Shareholders will vote separately on each proposal (i.e. they may vote in favor of one or both proposals and against or abstain with respect to one or both proposals). The affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Gold Fund is required for the approval of each proposal. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of the Gold Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of more than 50% of its share are so present or represented; or (b) more than 50% of its outstanding shares. Abstention and broker non-votes will not be counted for or against either proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present at the Meeting. Abstentions and broker non-votes have the same effect as a vote against a proposal. If one or both proposals are approved, the changes will go into effect on the effective date of the next Post-Effective Amendment to the Trust's Registration Statement under the 1933 Act and the 1940 Act incorporating the changes. The effective date of such Post-Effective Amendment is anticipated to be January 31, 1997. If one or both of the changes are not approved at the Meeting, the changes not approved will not be implemented.

3.   PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

  The Trust presently has investment advisory, sub-advisory and/or management agreements applicable to each of the Funds pursuant to which investment advisory and management services are provided to the Funds. These agreements vary among the Funds as to the services provided by the various service providers and as to the various service providers. However with respect to each Fund, the combined services provided are similar. In an effort to simplify the Trust's investment advisory and management structure, our Board of Trustees has approved new investment advisory agreements applicable to each Fund. Each of the new investment advisory agreements has substantially similar terms except for the investment advisory fee payable pursuant to the agreement. Our Board of Trustees has approved one sub-advisory agreement applicable only to the Government Income Fund. However the Government Income Fund is not a party to such agreement and pays no fees to the sub-adviser thereto. The Trust will not enter into any management agreements. The fees paid by each Fund under the new investment advisory agreements will be equal to, or less than, the fees paid by that Fund under the investment advisory, sub-advisory and/or management agreements currently in effect.

  The Board of Trustees on September 17, 1996 voted to terminate the Trust's investment advisory, sub-advisory and management agreements with Monitrend Investment Management, Inc. Such termination will take effect when the new investment advisory agreements become effective. Until such time Monitrend Investment Management, Inc. will continue to serve as investment adviser, sub-adviser or manager under the aforementioned agreements. Currently Monitrend Investment Management, Inc. has entered into investment advisory agreements with the Trust applicable to the Gaming & Leisure Fund, Gold Fund, Technology Fund and Growth Fund, a sub-advisory agreement applicable to the Growth & Income Fund and management agreements applicable to the PIA Adjustable Rate Fund and the Government Income Fund. The Board of Trustees terminated such agreements because Monitrend Investment Management, Inc. was unable to fulfill its obligations to reimburse the Funds to the extent necessary to permit the Funds to maintain the expense limitations set forth in the Trust's current prospectus. (The obligations of Monitrend Investment Management, Inc. with respect to (i) the Gaming & Leisure Fund, the Growth & Income Fund and the Technology Fund were subsequently paid by Murphy Investment Management, Inc.; (ii) with respect to the Government Income Fund and the Growth Fund by Pacific Income Advisers, Inc.; and (iii) with respect to the Gold Fund by Orrell and Company, Inc.
Murphy Investment Management, Inc., Pacific Income Advisers, Inc. and
Orell and Company, Inc. will continue to fulfill such obligation of Monitrend Investment Management, Inc. through the date of the Meeting. Monitrend Investment Management, Inc. had no such obligations with respect to the PIA Adjustable Rate Fund.)

  The terms of the new investment advisory agreements are discussed below and the terms of the new sub-advisory agreement are discussed in the discussion under the caption "PROPOSAL TO APPROVE NEW SUB-ADVISORY AGREEMENT FOR GOVERNMENT INCOME FUND". The Trust will not enter into any investment advisory agreement applicable to a Fund until it has been approved by that Fund's shareholders.
See "Vote Required". Consequently the approval of each new investment advisory agreement constitutes a separate proposal. The differences between the current agreements and the new agreements are also discussed below.

DESCRIPTION OF THE NEW INVESTMENT ADVISORY AGREEMENT

  Duties of Investment Adviser.  Under the new investment advisory agreements,
  ----------------------------
the investment adviser thereto is responsible for decisions to buy and sell securities, broker-dealer selection and negotiation of brokerage commission rates. Their activities are subject to the control of our Board of Trustees.


  Compensation of the Investment Adviser.  Under the new investment advisory
  --------------------------------------
agreements, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:

   FUND                      FEE RATE    AVERAGE DAILY NET ASSETS
   ----                      --------    ------------------------
PIA Adjustable Rate Fund        0.20%        All asset levels

Gaming & Leisure Fund           1.00%        All asset levels

Growth & Income Fund            0.625%       0 to $150 million
                                0.50%        $150 million to $250 million
                                0.375%       Over $250 million

Government Income Fund          0.40%        All asset levels

Gold Fund                       1.00%        0 to $50 million
                                0.875%       $50 million to $75 million
                                0.75%        $75 million to $100 million
                                0.625%       $100 million to $150 million
                                0.50%        $150 million to $250 million
                                0.375%       Over $250 million


Technology Fund                 1.00%        All asset levels


Growth Fund                     1.00%        0 to $50 million
                                0.875%       $50 million to $75 million
                                0.75%        $75 million to $100 million
                                0.625%       $100 million to $150 million
                                0.50%        $150 million to $250 million
                                0.375%       Over $250 million

  Under the new investment advisory agreements, the investment adviser thereto is responsible for reimbursing the applicable Fund to the extent necessary to permit the Fund to maintain the expense limitations set forth in the Trust's current prospectus. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable expense limitations are as follows:

          FUND                         EXPENSE LIMITATION
          ----                         ------------------
      PIA Adjustable Rate Fund                  0.30%
      Gaming & Leisure Fund                     2.44%
      Growth & Income Fund                      2.44%
      Government Income Fund                    1.10%
      Gold Fund                                 2.44%
      Technology Fund                           2.44%
      Growth Fund                               2.44%


  Brokerage Allocation.  Under the new investment advisory agreements, the
  --------------------
investment adviser's primary consideration in effecting a securities transaction is execution at the most favorable securities price. In selecting a broker-dealer to execute each particular transaction, the investment adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the investment adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the new investment advisory agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the investment adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the investment adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Trust or other accounts for which the investment adviser has investment discretion. The investment adviser is authorized to consider sales of shares of the Trust as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price. The terms "broker" and "broker-dealer" include futures commission merchants. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Trust in the valuation of its investments.

  The investment adviser may allocate brokerage transactions to Syndicated Capital, Inc., an affiliate of Pacific Income Advisers that is wholly-owned by Joseph Lloyd McAdams, Jr., but only if it reasonably believes the commissions and transaction quality are comparable to that available from other qualified brokers. The Trust will not deal with Syndicated Capital, Inc. as principal.


  Duration and Termination.  The new investment advisory agreement will
  ------------------------
continue from year to year, unless terminated as discussed below, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees, who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "disinterested Trustees") cast in person at a meeting called for the purpose of voting on such approval, or by a vote of a majority of our disinterested Trustees and the vote of the holders of a "majority" (as defined in the 1940 Act) of the applicable Fund's shareholders.

  The new investment advisory agreements may be terminated by the investment adviser thereto at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the investment adviser thereto sixty days' written notice (which notice may be waived by the investment adviser), provided that such termination by the Trust shall be approved by the vote of a majority of all of the Trustees in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the applicable Fund at the time outstanding and entitled to vote. The new investment advisory agreements automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

DESCRIPTION OF INVESTMENT ADVISERS

  The proposed investment advisers to the Funds are as follows:

          FUND                         INVESTMENT ADVISER
          ----                         ------------------
      PIA Adjustable Rate Fund         Pacific Income Advisers, Inc.
      Gaming & Leisure Fund            Murphy Investment Management, Inc.
      Growth & Income Fund             Murphy Investment Management, Inc.
      Government Income Fund           Pacific Income Advisers, Inc.
      Gold Fund                        Orrell and Company, Inc.
      Technology Fund                  Murphy Investment Management, Inc.
      Growth Fund                      Pacific Income Advisers, Inc.

  Pacific Income Advisers, Inc. ("PIA") is currently the investment adviser to the PIA Adjustable Rate Fund and the Government Income Fund. PIA is also the sub-adviser to the Intermediate Fixed Income Portfolio of the Paine Webber Managed Account Services Portfolio Trust. The Intermediate Fixed Income Portfolio currently has approximately $50,000,000 in net assets and PIA receives an annual sub-advisory fee equal to 0.20% of the average daily net assets of the Portfolio. PIA has not agreed to waive or otherwise reduce its compensation under that sub-advisory agreement. Joseph Lloyd McAdams, Jr., the Chairman and a trustee of the Trust, is Chairman and Chief Investment Officer of PIA. Ms. Heather Baines, the President of the Trust, is President and Chief Executive Officer of PIA. Together Mr. McAdams and Ms. Baines own all of the outstanding stock of PIA. PIA presently manages approximately $2.5 billion for institutional and individual clients. The address of PIA is 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

  Murphy Investment Management, Inc. ("Murphy") (formerly known as Negative
Beta Associates, Inc.) is currently the sub-adviser to the Technology Fund. John Michael Murphy, a nominee for the Board of Trustees, is the President of Murphy. Together Mr. Murphy and Ms. Gaye Elizabeth Morgenthaler own all of the outstanding stock of Murphy. Murphy presently manages approximately $6 million for institutional and individual clients. The address of Murphy is 2830 North Carbillo Highway, Half Moon Bay, CA 94019.

  Orrell and Company, Inc. ("Orrell") currently is not an investment adviser to an investment company and has no prior experience in managing the investment portfolio of a registered investment company. Gregory M. Orrell is the President and sole shareholder of Orrell. Orrell presently manages on a nondiscretionary basis approximately $25 million for institutional and individual clients. The address of Orrell is 120 Montgomery Street, Suite 1230, San Francisco, CA 94104.

   A. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT (PIA ADJUSTABLE RATE
FUND)

  There are no material differences between the current investment advisory agreement between the Trust and PIA with respect to the PIA Adjustable Rate Fund and the new investment advisory agreement. Currently there is in effect a management agreement between PIA and Monitrend Investment Management, Inc. with respect to the PIA Adjustable Rate Fund. Pursuant to this management agreement Monitrend Investment Management, Inc. provides PIA with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities but does not generally furnish advice and/or make recommendations regarding the purchase or sale of securities. Additionally Monitrend Investment Management, Inc. provides the PIA Adjustable Rate Fund with transaction processing and portfolio monitoring services. Pursuant to this management agreement, Monitrend Investment Management, Inc. is compensated by PIA and not the PIA Adjustable Rate Fund.

  Our Board of Trustees in recommending that the shareholders of the PIA Adjustable Rate Fund approve the new investment advisory agreement with PIA considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. As investment adviser to the PIA Adjustable Rate Fund has achieved the stated investment objective of the PIA Adjustable Rate Fund.

     2. There were no material differences between the new investment advisory agreement and the current investment advisory agreement.

     3. PIA has demonstrated the capacity to serve as investment adviser to the PIA Adjustable Rate Fund without the assistance of Monitrend Investment Management, Inc.

   B. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT (GAMING & LEISURE
FUND)

  There are no material differences between the current investment advisory agreement between the Trust and Monitrend Investment Management, Inc. with respect to the Gaming & Leisure Fund and the new investment advisory agreement. Our Board of Trustees in recommending that the shareholders of the Gaming & Leisure Fund approve the new investment advisory agreement with Murphy considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. Murphy's financial condition is such that it could fulfill its commitments to the Gaming & Leisure Fund under the new investment advisory agreement.

     2. There were no material differences between the new investment advisory agreement and the current investment advisory agreement.

     3. Murphy has demonstrated its abilities as investment adviser while serving as sub-adviser to the Technology Fund.

   C. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT (GROWTH & INCOME
FUND)

  There currently is an investment advisory agreement between the Trust and MidCap Associates, Inc. with respect to the Growth & Income Fund and a sub-advisory agreement between the Trust and Monitrend Investment Management, Inc. with respect to the Growth & Income Fund. The combined services provided by MidCap Associates, Inc. and Monitrend Investment Management, Inc. under these agreements is substantially identical to those to be provided by Murphy under the new investment advisory agreement. Similarly the combined fees paid to MidCap Associates, Inc. and Monitrend Investment Management, Inc. under these agreements are identical to those to be paid to Murphy under the new investment advisory agreement. The expense reimbursement commitment of Monitrend Investment Management, Inc. under the sub-advisory agreement is identical to that of Murphy under the new investment advisory agreement. (MidCap Associates, Inc. made no expense reimbursement commitment.) The duration and termination provisions of the agreements with MidCap Associates, Inc. and Monitrend Investment Management, Inc. are identical to those in the new investment advisory agreement with Murphy.

  As indicated in the discussion under Proposal 2.(c)(i) Murphy intends to achieve the investment objective of the Growth & Income Fund by investing, under normal circumstances, at least 65% of the Growth & Income Fund's assets in convertible securities of issuers that Murphy believes can produce products or services that provide a benefit from advances in technology. In connection therewith the name of the Growth & Income Fund would be changed to "Murphy New World Convertibles Fund."

  Convertible securities include corporate bonds, debentures, notes or preferred stocks that can be converted into (that is, exchanged for) common stock or other equity securities of the same or a different issuer, and other securities, such as warrants, that also provide an opportunity for equity participation. These securities are generally convertible at either a stated price or a stated rate (that is, for a specific number of shares of common stock or of another security). Because of this conversion feature, the price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock. This higher yield may tend to cushion the convertible security against declines in the price of the underlying common stock.

  In seeking to achieve the Growth & Income Fund's investment objective, Murphy may invest in convertible securities rated as low as C by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Securities rated less than BBB by S&P and Baa by Moody's (commonly referred to as "junk bonds") are considered to be predominantly speculative and may be in default. Such ratings reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely made the values of securities held by the Growth & Income Fund more volatile and could limit the Growth & Income Fund's ability to sell its securities at prices approximating the values the Growth & Income Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Growth & Income Fund at times may be unable to establish the fair value of such securities. Finally the rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

  Murphy will seek to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Growth & Income Fund invests in securities in the lower rating categories, the achievement of its investment objective is more dependent on Murphy's investment analysis than would be the case if the Growth & Income Fund were investing in securities in the higher rating categories.

  Our Board of Trustees in recommending that the shareholders of the Growth & Income Fund approve the new investment advisory agreement with Murphy considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. Murphy's financial condition is such that it could fulfill its commitments to the Growth & Income Fund under the new investment advisory agreement.

     2. There were no material differences between the new investment advisory agreement and the current investment advisory/sub-advisory agreements.

     3. Murphy has demonstrated its abilities as investment adviser while serving as sub-adviser to the Technology Fund.

   D. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT (GOVERNMENT INCOME
FUND)

  There currently is an investment advisory agreement between the Trust and PIA with respect to the Government Income Fund and a management agreement between the Trust and Monitrend Investment Management, Inc. with respect to the Government Income Fund. The combined services provided by PIA and Monitrend Investment Management, Inc. under these agreements is substantially identical to those to be provided by PIA under the new investment advisory agreement. Similarly the combined fees paid to PIA and Monitrend Investment Management, Inc. under these agreements are identical to those to be paid to PIA under the new investment advisory agreement. The expense reimbursement commitment of Monitrend Investment Management, Inc. under the management agreement is identical to that of PIA under the new investment advisory agreement. (PIA made no expense reimbursement commitment under the current investment advisory agreement.) The duration and termination provisions of the agreements with PIA and Monitrend Investment Management, Inc. are identical to those in the new investment advisory agreement with PIA.

  As discussed later in Proposal 4, PIA intends to retain Camborne Advisors, Inc. ("Camborne") pursuant to a sub-advisory agreement to assist it in providing investment advisory services to the Government Income Fund. Although this sub-advisory agreement is subject to the approval of the shareholders of the Government Income Fund, the sub-advisory agreement is between PIA and Camborne. This sub-advisory agreement does not relieve PIA of any of its obligations to the Government Income Fund or impose any obligations on the Government Income Fund that are in addition to those provided for in the new investment advisory agreement.

  Our Board of Trustees in recommending that the shareholders of the Government Income Fund approve the new investment advisory agreement with PIA considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. PIA's financial condition is such that it could fulfill its commitments to the Government Income Fund under the new investment advisory agreement.

     2. There were no material differences between the new investment advisory agreement and the current investment advisory/management agreements.

     3. PIA as investment adviser to the Government Income Fund has achieved the stated investment objective of the Government Income Fund.

   E. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT (GOLD FUND)

  There are no material differences between the current investment advisory agreement between the Trust and Monitrend Investment Management, Inc. with respect to the Gold Fund and the new investment advisory agreement. Our Board of Trustees in recommending that the shareholders of the Gold Fund approve the new investment advisory agreement with Orrell considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. Orrell's financial condition is such that it could fulfill its commitment to the Gold Fund under the new investment advisory agreement.

     2. There were no material differences between the new investment advisory agreement and the current investment advisory agreement.

     3. Orrell had demonstrated its abilities as investment adviser in managing assets for individual and institutional clients.

   F. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT (TECHNOLOGY FUND)

  There are no material differences between the current investment advisory agreement between the Trust and Monitrend Investment Management, Inc. with respect to the Technology Fund and the new investment advisory agreement. Currently there is a sub-advisory agreement between Monitrend Investment Management, Inc. and Murphy pursuant to which Murphy provides portfolio management services to the Technology Fund and is compensated by Monitrend Investment Management, Inc. for doing so. Murphy will provide these services to the Technology Fund pursuant to the new investment advisory agreement. Our Board of Trustees in recommending that the shareholders of the Technology Fund approve the new investment advisory agreement with Murphy considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. Murphy's financial condition is such that it could fulfill its commitments to the Technology Fund under the new investment advisory agreement.

     2. There were no material differences between the new investment advisory agreement and the current investment advisory agreement.

     3. Murphy has demonstrated its abilities as investment adviser while serving as sub-adviser to the Technology Fund.

   G. PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT (GROWTH FUND)

  There are no material differences between the current investment advisory agreement between the Trust and Monitrend Investment Management, Inc. with respect to the Growth Fund and the new investment advisory agreement. Currently there is a sub-advisory agreement between Monitrend Investment Management, Inc. and Robert L. Bender, Inc. pursuant to which Robert L. Bender, Inc. provides portfolio management services to the Growth Fund and is compensated by Monitrend Investment Management, Inc. for doing so. The services currently being provided by Robert L. Bender, Inc. will be provided by PIA pursuant to the new investment advisory agreement.

  Our Board of Trustees in recommending that the shareholders of the Growth Fund approve the new investment advisory agreement with PIA considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. PIA's financial condition is such that it could fulfill its commitments to the Growth Fund under the new investment advisory agreement.

     2. There were no material differences between the new investment advisory agreement and the current investment advisory agreement.

     3. PIA has demonstrated its abilities as an investment adviser in managing equity accounts aggregating $300 million for individual and institutional clients.

VOTE REQUIRED

  The favorable vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding shares of each Fund is required for approval of the new investment advisory agreement applicable to that Fund. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the Proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against the Proposal. If new investment advisory agreements are not approved at the Meeting, the Board of Trustees will consider the submission of the same or a revised agreement to the shareholders of the Fund not approving the agreement.

4.    PROPOSAL TO APPROVE SUB-ADVISORY AGREEMENT FOR GOVERNMENT INCOME FUND

INTRODUCTION

  Our Board of Trustees on September 17, 1996 approved a sub-advisory agreement between PIA and Camborne with respect to the Government Income Fund. The Trust is not a party to such agreement. This sub-advisory agreement does not relieve PIA of any of its obligations to the Government Income Fund or impose any obligations on the Government Income Fund that are in addition to those provided in the new investment advisory agreement with PIA discussed above.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENT


  Duties of Camborne.  Pursuant to the sub-advisory agreement, Camborne will
  ------------------
furnish regular advice to PIA regarding those economic and market factors which influence the decision of PIA as to the securities and hedging instruments to be purchased and sold for the Government Income Fund. Camborne will also from time to time provide advice as to transactions in specific securities. Although Camborne will provide investment advice to PIA, PIA will make the final decision as to the securities and hedging instruments to be purchased and sold for the Government Income Fund.


  Compensation of Camborne.  Pursuant to the sub-advisory agreement, PIA will
  ------------------------
pay Camborne a fee computed daily and payable monthly at an annual rate of 0.20% of the Government Income Fund's average daily net assets.

  As indicated in the discussion under "Description of the New Investment Advisory Agreement", PIA is responsible for reimbursing the Government Income Fund to the extent necessary to permit the Government Income Fund to maintain the expense limitation of the Government Income Fund set forth in the Trust's current prospectus (1.10%). Pursuant to the sub-advisory agreement Camborne will reimburse PIA if PIA is required to make reimbursements to the Government Income Fund.

  Duration and Termination.  The sub-advisory agreement will continue from year
  ------------------------
to year, unless terminated as discussed below, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, or by a vote of a majority of our disinterested Trustees and the vote of the holders of a "majority" (as defined in the 1940 Act) of the Government Income Fund's shareholders.

  The sub-advisory agreement may be terminated by each of Camborne, PIA and the Trust at any time without penalty upon giving 60 days' written notice (which notice may be waived) provided that such termination by the Trust shall be approved by the vote of a majority of all of the Trustees in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Government Income Fund at the time outstanding and entitled to vote. The sub-advisory agreement automatically terminates in the event of its "assignment" (as defined in the 1940 Act).

DESCRIPTION OF CAMBORNE

  Camborne is a privately held Nevada corporation which is wholly-owned by Camborne Investment Corporation. John S. Stricklin, 3878 Oak Lawn, Suite 200, Dallas, Texas 75231, Ronald F. Bruce, 10670 N. Central Expressway, Suite 410, Dallas, Texas 75231, and Ronald F. Akin, 10670 N. Central Expressway, Suite 405, Dallas, Texas 75231, each own 10% or more of the voting securities of Camborne Investment Corporation. Camborne is a newly formed investment advisory firm with no prior experience in managing the investment portfolio of a registered investment company. The address of Camborne is 10670 N. Central Expressway, Suite 501, Dallas, Texas 75231.

  Our Board of Trustees in recommending that the shareholders of the Government Income Fund approve the sub-advisory agreement considered the following factors assigning equal weight to each of the three factors and requiring that each factor be present:

     1. Camborne financial resources would be an additional source of funds to pay any expense reimbursement obligations of PIA.

     2. Investment advice provided by Camborne could be used by PIA in serving as investment adviser to the Government & Income Fund.

     3. The investment advisory fees paid by the Government & Income Fund would not be increased since PIA is responsible for compensating Camborne.

VOTE REQUIRED

  The favorable vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding shares of the Government Income Fund is required for the approval of the sub-advisory agreement. Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of the Government Income Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the Proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against the Proposal. If the sub-advisory agreement is not approved at the Meeting, Camborne will not be retained by PIA as sub-adviser. If the sub-advisory agreement is approved at the Meeting, the name of the Government Income Fund will be changed to "Camborne
Government Income Fund."

                    PRINCIPAL UNDERWRITER AND ADMINISTRATOR

  The Trust's principal underwriter is Syndicated Capital, Inc., 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401. The Trust's administrator is American Data Services, Inc., 24 West Carver Street, Huntington, NY 11743.

                        RECEIPT OF SHAREHOLDER PROPOSALS

  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the Trust does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Trust a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                 OTHER MATTERS

  We do not know of any other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters. By signing and returning your proxy card, you give the persons named to vote your shares discretionary authority as to any such matter or matters.
                                          By Order of the Board of Trustees

                                          KATHIE HILTON
                                          Secretary
Santa Monica, California

November 21, 1996

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996
              MONITREND MUTUAL FUND (GAMING & LEISURE FUND SHARES)

  The undersigned constitutes and appoints Joseph Lloyd McAdams, Jr. and Heather U. Baines, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of the Gaming & Leisure Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Monitrend Mutual Fund to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, on Friday the 13th day of December, 1996 at 8:30 A.M., local time, and at any adjournments thereof.

1.      Election of Trustees

--      FOR all nominees listed below (except   --   WITHHOLD authority to vote
        as marked to the contrary below)             for all nominees listed
                                                     below

       JOSEPH LLOYD MCADAMS, JR., BEATRICE FELIX, ANN LOUISE MARINACCIO,
                    JOHN MICHAEL MURPHY, ROBERT I. WEISBERG

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
      -------------------------------------------------------------------


2(b)(i).Proposal to approve a change in the investment objective of the Gaming & Leisure Fund and related change in its investment restrictions to require it to concentrate its investments in the group of industries constituting the biotechnology sector.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(b)(ii).Proposal to approve a change in the investment restrictions of the Gaming & Leisure Fund to permit it to effect short sales.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(b)(iii).Proposal to approve a change in the investment restrictions of the Gaming & Leisure Fund to permit it to purchase restricted securities.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(b)(iv).Proposal to approve a change in the investment restrictions of the Gaming & Leisure Fund to permit it to purchase foreign securities and currencies.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(b)(v).Proposal to approve a change in the investment restrictions of the Gaming & Leisure Fund to permit it to lend its portfolio securities.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

3(b).Proposal to approve a new investment advisory agreement between Monitrend Mutual Fund and Murphy Investment Management, Inc. with respect to the Gaming & Leisure Fund.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

4.   Not Applicable

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Trustees recommends a vote FOR proposals, 1, 2(b)(i), 2(b)(ii), 2(b)(iii), 2(b)(iv), 2(b)(v) and 3(b).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(b)(i), 2(b)(ii), 2(b)(iii), 2(b)(iv), 2(b)(v) and 3(b).

The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

Dated: -----------------------------------------------, 1996

Signed: ----------------------------------------------------

------------------------------------------------------------
                    (Please print name)

NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

    THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES OF MONITREND MUTUAL FUND.

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996
                    MONITREND MUTUAL FUND (GOLD FUND SHARES)


  The undersigned constitutes and appoints Joseph Lloyd McAdams, Jr. and Heather U. Baines, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of the Gold Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Monitrend Mutual Fund to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, on Friday the 13th day of December, 1996 at 8:30 A.M., local time, and at any adjournments thereof.

1.      Election of Trustees
--      FOR all nominees listed below (except   --   WITHHOLD authority to vote
        as marked to the contrary below)             for all nominees listed
                                                     below

       JOSEPH LLOYD MCADAMS, JR., BEATRICE FELIX, ANN LOUISE MARINACCIO,
                    JOHN MICHAEL MURPHY, ROBERT I. WEISBERG

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
        ---------------------------------------------------------------

2(e)(i).Proposal to approve a change in the investment restrictions of the Gold Fund to permit it to purchase restricted securities.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(e)(ii).Proposal to approve a change in the investment restrictions of the Gold Fund to permit it to purchase gold, silver, platinum and palladium.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

3(e).    Proposal to approve a new investment advisory agreement between
Monitrend Mutual Fund and Orrell and Company, Inc. with respect to the Gold
Fund.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

4.      Not Applicable

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Trustees recommends a vote FOR proposals, 1, 2(e)(i), 2(e)(ii) and 3(e).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(e)(i), 2(e)(ii) and 3(e).

The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

Dated: -----------------------------------------------, 1996

Signed: ----------------------------------------------------

------------------------------------------------------------
                    (Please print name)

NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

    THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES OF MONITREND MUTUAL FUND.

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996
                   MONITREND MUTUAL FUND (GROWTH FUND SHARES)

  The undersigned constitutes and appoints Joseph Lloyd McAdams, Jr. and Heather U. Baines, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of the Growth Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Monitrend Mutual Fund to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, on Friday the 13th day of December, 1996 at 8:30 A.M., local time, and at any adjournments thereof.

1.      Election of Trustees

--      FOR all nominees listed below (except   --   WITHHOLD authority to vote
        as marked to the contrary below)             for all nominees listed
                                                     below

       JOSEPH LLOYD MCADAMS, JR., BEATRICE FELIX, ANN LOUISE MARINACCIO,
                    JOHN MICHAEL MURPHY, ROBERT I. WEISBERG

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
         -------------------------------------------------------------

2.      Not Applicable.

3(g).   Proposal to approve a new investment advisory agreement between
Monitrend Mutual Fund and Pacific Income Advisers, Inc. with respect to the Growth Fund.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

4.      Not Applicable.

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Trustees recommends a vote FOR proposals, 1 and 3(g).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 3(g).

The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

Dated: -----------------------------------------------, 1996

Signed: ----------------------------------------------------

------------------------------------------------------------
                    (Please print name)

NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

    THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES OF MONITREND MUTUAL FUND.

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996
              MONITREND MUTUAL FUND (GROWTH & INCOME FUND SHARES)

  The undersigned constitutes and appoints Joseph Lloyd McAdams, Jr. and Heather U. Baines, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of the Growth & Income Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Monitrend Mutual Fund to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, on Friday the 13th day of December, 1996 at 8:30 A.M., local time, and at any adjournments thereof.

1.      Election of Trustees

--      FOR all nominees listed below (except   --   WITHHOLD authority to vote
        as marked to the contrary below)             for all nominees listed
                                                     below

       JOSEPH LLOYD MCADAMS, JR., BEATRICE FELIX, ANN LOUISE MARINACCIO,
                    JOHN MICHAEL MURPHY, ROBERT I. WEISBERG

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
       -----------------------------------------------------------------

2(c)(i).Proposal to approve a change in the investment restrictions of the Growth & Income Fund to permit it to effect short sales.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(c)(ii).Proposal to approve a change in the investment restrictions of the Growth & Income Fund to permit it to purchase restricted securities.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(c)(iii).Proposal to approve a change in the investment restrictions of the Growth & Income Fund to permit it to purchase and write put and call options and purchase and sell futures contracts on stock indices and debt securities.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(c)(iv).Proposal to approve a change in the subclassification of the Growth & Income Fund from that of a "Diversified Company" to that of a "Non-diversified Company."
                  --FOR                   -- AGAINST                 -- ABSTAIN

3(c).    Proposal to approve a new investment advisory agreement between
Monitrend Mutual Fund and Murphy Investment Management, Inc. with respect to the Growth & Income Fund.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

4.      Not Applicable

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Trustees recommends a vote FOR proposals, 1, 2(c)(i), 2(c)(ii), 2(c)(iii), 2(c)(iv) and 3(c).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(c)(i), 2(c)(ii), 2(c)(iii), 2(c)(iv) and 3(c).

The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

Dated: -----------------------------------------------, 1996

Signed: ----------------------------------------------------

------------------------------------------------------------
                    (Please print name)

NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

    THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES OF MONITREND MUTUAL FUND.

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996 MONITREND MUTUAL FUND (PIA ADJUSTABLE RATE GOVERNMENT SECURITIES FUND SHARES)



  The undersigned constitutes and appoints Joseph Lloyd McAdams, Jr. and Heather U. Baines, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of the PIA Adjustable Rate Government Securities Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Monitrend Mutual Fund to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, on Friday the 13th day of December, 1996 at 8:30 A.M., local time, and at any adjournments thereof.

1.      Election of Trustees

--      FOR all nominees listed below (except   --   WITHHOLD authority to vote
        as marked to the contrary below)             for all nominees listed
                                                     below

       JOSEPH LLOYD MCADAMS, JR., BEATRICE FELIX, ANN LOUISE MARINACCIO,
                    JOHN MICHAEL MURPHY, ROBERT I. WEISBERG

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
        ----------------------------------------------------------------

2(a)(i).Proposal to approve a change in the investment objective of the PIA Adjustable Rate Government Securities Fund.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

2(a)(ii).Proposal to approve a change in the investment restrictions of the PIA Adjustable Rate Fund to permit it to purchase and sell futures contracts on debt securities and purchase and write put and call options on debt securities and futures contracts on debt securities.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

3(a).    Proposal to approve a new investment advisory agreement between
Monitrend Mutual Fund and Pacific Income Advisers, Inc. with respect to the PIA Adjustable Rate Government Securities Fund.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

4.      Not Applicable

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Trustees recommends a vote FOR proposals, 1, 2(a)(i), 2(a)(ii) and 3(a).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(a)(i), 2(a)(ii) and 3(a).

The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

Dated: -----------------------------------------------, 1996

Signed: ----------------------------------------------------

------------------------------------------------------------
                    (Please print name)

NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

    THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES OF MONITREND MUTUAL FUND.

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996
      MONITREND MUTUAL FUND (PIA-MONITREND GOVERNMENT INCOME FUND
      SHARES)


  The undersigned constitutes and appoints Joseph Lloyd McAdams, Jr. and Heather U. Baines, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of the PIA-Monitrend Government Income Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Monitrend Mutual Fund to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, on Friday the 13th day of December, 1996 at 8:30 A.M., local time, and at any adjournments thereof.

1.      Election of Trustees

--      FOR all nominees listed below (except   --   WITHHOLD authority to vote
        as marked to the contrary below)             for all nominees listed
                                                     below

       JOSEPH LLOYD MCADAMS, JR., BEATRICE FELIX, ANN LOUISE MARINACCIO,
                    JOHN MICHAEL MURPHY, ROBERT I. WEISBERG

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
        ---------------------------------------------------------------

2(d).   Proposal to approve a change in the investment restrictions of the PIA-
Monitrend Government Income Fund to permit it to purchase foreign securities and currencies.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

3(d).   Proposal to approve a new investment advisory agreement between
Monitrend Mutual Fund and Pacific Income Advisers, Inc. with respect to the PIA-Monitrend Government Income Fund.
                  --FOR                   -- AGAINST                 -- ABSTAIN


4.      Proposal to approve a new sub-advisory agreement between Pacific
Income Advisers, Inc. and Camborne Advisors, Inc. with respect to the PIA-Monitrend Government Income Fund.
                  --FOR                   -- AGAINST                 -- ABSTAIN



5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Trustees recommends a vote FOR proposals, 1, 2(d), 3(d) and 4.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(d), 3(d) and 4.

The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

Dated: -----------------------------------------------, 1996

Signed: ----------------------------------------------------

------------------------------------------------------------
                    (Please print name)

NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

    THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES OF MONITREND MUTUAL FUND.

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996
                 MONITREND MUTUAL FUND (TECHNOLOGY FUND SHARES)

  The undersigned constitutes and appoints Joseph Lloyd McAdams, Jr. and Heather U. Baines, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of the Technology Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Monitrend Mutual Fund to be held at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, on Friday the 13th day of December, 1996 at 8:30 A.M., local time, and at any adjournments thereof.

1.      Election of Trustees

--      FOR all nominees listed below (except   --   WITHHOLD authority to vote
        as marked to the contrary below)             for all nominees listed
                                                     below

       JOSEPH LLOYD MCADAMS, JR., BEATRICE FELIX, ANN LOUISE MARINACCIO,
                    JOHN MICHAEL MURPHY, ROBERT I. WEISBERG

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
      --------------------------------------------------------------------

2.      Not Applicable.

3(f).   Proposal to approve a new investment advisory agreement between
Monitrend Mutual Fund and Murphy Investment Management, Inc. with respect to the Technology Fund.
                  -- FOR                  -- AGAINST                 -- ABSTAIN

4.      Not Applicable

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Trustees recommends a vote FOR proposals, 1 and 3(f).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 3(f).

The undersigned acknowledges receipt of the Notice of said Special Meeting and the accompanying Proxy Statement.

Dated: -----------------------------------------------, 1996

Signed: ----------------------------------------------------

------------------------------------------------------------
                    (Please print name)

NOTE: Please sign exactly as your name appears on your account. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

   THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES OF MONITREND MUTUAL FUND.